UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): August 2, 2005

                           The Navigators Group, Inc.
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             (Exact name of registrant as specified in its chapter)



  DELAWARE                           0-15886                   13-3138397
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   (State of                      (Commission              (I.R.S. Employer
  organization)                   File Number)             Identification No.)





       One Penn Plaza, New York, NY                                 10119
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 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition



Item 7.01  Regulation FD Disclosure

              The following information is furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure". This information, including the Exhibit attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

              On August 2, 2005, The Navigators Group, Inc. issued a press release announcing its earnings for the second quarter and six months ending June 30, 2005. This press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE NAVIGATORS GROUP, INC.
                                  (Registrant)


                                   /s/ Bradley D. Wiley
                                  --------------------------------
                                  Name:    Bradley D. Wiley
                                  Title:   Senior Vice President,
                                           Financial Compliance
                                           Officer  and Secretary



Date: August 2, 2005

                                INDEX TO EXHIBITS

Number   Description
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 99.1    Second Quarter and Six Months Ending June 30, 2005 Earnings Release
         dated August 2, 2005.